GOLDMAN SACHS VARIABLE INSURANCE TRUST

Service Shares of

Goldman Sachs Structured U.S. Equity Fund

Goldman Sachs Structured Small Cap Equity Fund
Goldman Sachs Capital Growth Fund
Goldman Sachs Growth and Income Fund
Goldman Sachs Mid Cap Value Fund
Goldman Sachs Growth Opportunities Fund
Goldman Sachs Equity Index Fund
Goldman Sachs Strategic International Equity Fund
Goldman Sachs Government Income Fund
Goldman Sachs Core Fixed Income Fund
Goldman Sachs Money Market Fund

Supplement dated October 9, 2007 to the

Prospectus dated April 30, 2007

Institutional Shares of

Goldman Sachs Structured U.S. Equity Fund

Goldman Sachs Structured Small Cap Equity Fund
Goldman Sachs Capital Growth Fund
Goldman Sachs Growth and Income Fund
Goldman Sachs Strategic International Equity Fund

Supplement dated October 9, 2007 to the

Prospectus dated April 30, 2007

      The Service Shares Prospectus is amended by this Supplement to reflect changes to the voluntary distribution and service (Rule 12b-1) fee waivers currently in place. Accordingly, the Prospectus is hereby revised as follows:

      Footnote 3 to the “Fund Fees and Expenses” table is deleted in its entirety and replaced with the following:

[3]	Distribution and service fees for Service Shares, after voluntary waivers through December 31, 2007, are not expected to exceed (i) 0.10% for each of the Structured Small Cap Equity, Capital Growth, Growth and Income, Mid Cap Value, Growth Opportunities, Equity Index, Government Income, Core Fixed Income and Money Market Funds, (ii) 0.08% for the Structured U.S. Equity Fund and (iii) 0.02% for the Strategic International Equity Fund.

Effective December 31, 2007, Goldman Sachs intends to discontinue these voluntary waivers and (i) collect the full portion of the distribution and service fees to which it is entitled from each of the

Structured Small Cap Equity, Capital Growth, Growth and Income, Mid Cap Value, Equity Index, Government Income, Core Fixed Income, Money Market and Strategic International Equity Funds, and (ii) effective January 1, 2008, implement new voluntary waivers with respect to the Structured U.S. Equity and Growth Opportunities Funds, under which their distribution and service fees are not expected to exceed 0.21% and 0.16%, respectively. These waivers may be modified or terminated at any time at the option of Goldman Sachs. Participating insurance companies may charge other fees to their customers who are beneficial owners of Service Shares in connection with their customers’ accounts. Such fees may affect the returns customers realize with respect to their investments.

      Effective December 31, 2007, the Institutional Share Class for each of the Funds that offers Institutional Shares will be closed to new investments from all new accounts, although those participating life insurance companies that hold a Fund’s Institutional Shares in separate accounts as of December 31, 2007 may continue to purchase that Fund’s Institutional Shares for those particular accounts in those existing products. Newly registered products of existing participating life insurance companies or separate accounts will not be able to purchase Institutional Shares after December 31, 2007. Accordingly, this Supplement updates the disclosure contained in the Prospectuses of each of the Structured U.S. Equity, Structured Small Cap Equity, Capital Growth, Growth and Income and Strategic International Equity Funds as follows:

      In the “Shareholder Guide” under “What Else Should I Know About Share Purchases And Redemptions?”, the following is inserted after the final paragraph:

      “Effective December 31, 2007, the Fund’s Institutional Shares will be closed to new investments from all new accounts, although a participating life insurance company that holds the Fund’s Institutional Shares in a separate account as of December 31, 2007 may continue to purchase the Fund’s Institutional Shares for that particular account in an existing product. Newly registered products of existing participating life insurance companies or separate accounts may not purchase Institutional Shares after December 31, 2007.

      The Fund may resume sales of Institutional Shares to new investors at some future date. Additionally, the Fund may enter into asset purchase or other reorganization transactions with other investment companies that involve the issuance of Institutional Shares of the Fund to new accounts, and such new accounts may continue to make additional purchases and reinvest dividends and capital gains distributions into their accounts.”

This Supplement should be retained with the Prospectus

for future reference.

VITFEESTK 10-07